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                                                                    Exhibit 10.2


                               GUARANTY AGREEMENT

      THIS GUARANTY AGREEMENT (this "Guaranty Agreement"), dated as of May 15, 2002, is made by EACH OF THE UNDERSIGNED AND EACH OTHER PERSON WHO SHALL BECOME A PARTY HERETO BE EXECUTION OF A GUARANTY JOINDER AGREEMENT (each a "Guarantor" and collectively the "Guarantors") to BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, as administrative agent (in such capacity, the "Administrative Agent") for each of the Lenders (as defined in the Credit Agreement (as defined below) and collectively with the Administrative Agent, the "Secured Parties") now or hereafter party to the Credit Agreement. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

                              W I T N E S S E T H:

      WHEREAS, the Secured Parties have agreed to provide to Block Communications, Inc., an Ohio corporation (the "Borrower") certain credit facilities, including certain term loan facilities and a revolving credit facility with a letter of credit and swing line sublimit pursuant to the terms of that certain Credit Agreement dated as of May 15, 2002, among the Borrower, the Administrative Agent and the Lenders (as from time to time amended, revised, modified, supplemented, amended and restated or replaced, renewed, refunded or refinanced, the "Credit Agreement"); and

      WHEREAS, each Guarantor is, directly or indirectly, a Domestic Subsidiary of the Borrower and will materially benefit from the Loans made and to be made, and the Letters of Credit issued and to be issued, under the Credit Agreement; and

      WHEREAS, each Guarantor is required to enter into this Guaranty Agreement pursuant to the terms of the Credit Agreement; and

      WHEREAS, a material part of the consideration given in connection with and as an inducement to the execution and delivery of the Credit Agreement by the Secured Parties was the obligation of the Borrower to cause each Guarantor to enter into this Guaranty Agreement, and the Secured Parties are unwilling to extend and maintain the credit facilities provided under the Loan Documents unless the Guarantors enter into this Guaranty Agreement;

      NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

      1. GUARANTY. Each Guarantor hereby jointly and severally, unconditionally, absolutely, continually and irrevocably guarantees to the Administrative Agent for the benefit of the Secured Parties the payment and performance in full of the Borrower's Liabilities (as defined below). For all purposes of this Guaranty Agreement, "Borrower's Liabilities" means: (a) the Borrower's prompt payment in full, when due or declared due and at all such times, of all
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Obligations and all other amounts pursuant to the terms of the Credit Agreement, the Notes, and all other Loan Documents heretofore, now or at any time or times hereafter owing, arising, due or payable from the Borrower to any one or more of the Secured Parties, including principal, interest, premiums and fees
(including, but not limited to, loan fees and Attorney Costs); (b) the Borrower's prompt, full and faithful performance, observance and discharge of each and every agreement, undertaking, covenant and provision to be performed, observed or discharged by the Borrower under the Credit Agreement and all other Loan Documents; and (c) the Borrower's prompt payment in full, when due or declared due and at all such times, of obligations and liabilities now or hereafter arising under Related Swap Contracts. The Guarantors' obligations to the Secured Parties under this Guaranty Agreement, including without limitation any such obligations of a Joining Guarantor (as defined in the Guaranty Joinder Agreement), are hereinafter collectively referred to as the "Guarantors' Obligations" and, with respect to each Guarantor and Joining Guarantor individually, the "Guarantor's Obligations". Notwithstanding the foregoing, the liability of each Guarantor individually with respect to its Guarantor's Obligations shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under
Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

      Each Guarantor agrees that it is jointly and severally, directly and primarily liable (subject to the limitation in the immediately preceding sentence) for the Borrower's Liabilities.

      The Guarantors' Obligations are secured by various Security Instruments referred to in the Credit Agreement, including without limitation the Pledge Agreement (including the Pledge Joinder Agreements and the Pledge Agreement Supplements), the Security Agreement (including the Security Joinder Agreements), the IP Security Agreement (including the IP Security Joinder Agreements), and all other agreements (including control agreements), instruments and other documents, whether now existing or hereafter in effect, pursuant to which the Borrower or any Subsidiary or other Person shall grant or convey to the Administrative Agent or the Lenders a Lien in, or any other Person shall acknowledge any such Lien in, property as security for all or any portion of the Obligations or any other obligation under any Loan Document, as any of them may be amended, modified, supplemented, amended and restated or replaced from time to time.

      2. PAYMENT. If the Borrower shall default in payment or performance of any of the Borrower's Liabilities, whether principal, interest, premium, fee (including, but not limited to, loan fees and Attorney Costs), or otherwise, when and as the same shall become due, and after expiration of any applicable grace period, whether according to the terms of the Credit Agreement, by acceleration, or otherwise, or upon the occurrence and during the continuance of any Event of Default under the Credit Agreement, then any or all of the Guarantors will, upon demand thereof by the Administrative Agent, fully pay to the Administrative Agent, for the benefit of the Secured Parties, subject to any restriction on each Guarantor's Obligations set forth in Section 1 hereof, an amount equal to all the Borrower's Liabilities then due and owing.

      3. ABSOLUTE RIGHTS AND OBLIGATIONS. This is a guaranty of payment and not of collection. The Guarantors' Obligations under this Guaranty Agreement shall be joint and several, absolute and unconditional irrespective of, and each Guarantor hereby expressly waives,

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to the extent permitted by law, any defense to its obligations under this
Guaranty Agreement and all Security Instruments to which it is a party by reason of:

            (a) any lack of legality, validity or enforceability of the Credit Agreement, of any of the Notes, of any other Loan Document, or of any other agreement or instrument creating, providing security for, or otherwise relating to any of the Guarantors' Obligations, any of the Borrower's Liabilities, or any other guaranty of any of the Borrower's Liabilities (the Loan Documents and all such other agreements and instruments being collectively referred to as the "Related Agreements");

            (b) any action taken under any of the Related Agreements, any exercise of any right or power therein conferred, any failure or omission to enforce any right conferred thereby, or any waiver of any covenant or condition therein provided;

            (c) any acceleration of the maturity of any of the Borrower's Liabilities, of the Guarantor's Obligations of any other Guarantor, or of any other obligations or liabilities of any Person under any of the Related Agreements;

            (d) any release, exchange, non-perfection, lapse in perfection, disposal, deterioration in value, or impairment of any security for any of the Borrower's Liabilities, for any of the Guarantor's Obligations of any Guarantor, or for any other obligations or liabilities of any Person under any of the Related Agreements;

            (e) any dissolution of the Borrower or any Guarantor or any other party to a Related Agreement, or the combination or consolidation of the Borrower or any Guarantor or any other party to a Related Agreement into or with another entity or any transfer or disposition of any assets of the Borrower or any Guarantor or any other party to a Related Agreement;

            (f) any extension (including without limitation extensions of time for payment), renewal, amendment, restructuring or restatement of, any acceptance of late or partial payments under, or any change in the amount of any borrowings or any credit facilities available under, the Credit Agreement, any of the Notes or any other Loan Document or any other Related Agreement, in whole or in part;

            (g) the existence, addition, modification, termination, reduction or impairment of value, or release of any other guaranty (or security therefor) of the Borrower's Liabilities (including without limitation the Guarantor's Obligations of any other Guarantor and obligations arising under any other Facility Guaranty now or hereafter in effect);

            (h) any waiver of, forbearance or indulgence under, or other consent to any change in or departure from any term or provision contained in the Credit Agreement, any other Loan Document or any other Related Agreement, including without limitation any term pertaining to the payment or performance of any of the Borrower's Liabilities,


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      any of the Guarantor's Obligations of any other Guarantor, or any of the obligations or liabilities of any party to any other Related Agreement;

            (i) any other circumstance whatsoever (with or without notice to or knowledge of any Guarantor) which may or might in any manner or to any extent vary the risks of such Guarantor, or might otherwise constitute a legal or equitable defense available to, or discharge of, a surety or a guarantor other than the defense of full, strict and indefeasible payment and performance (solely with respect to the amounts so paid and the obligations so performed), including without limitation any right to require or claim that resort be had to the Borrower or any other Loan Party or to any collateral in respect of the Borrower's Liabilities or Guarantors' Obligations.

It is the express purpose and intent of the parties hereto that this Guaranty Agreement and the Guarantors' Obligations hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment as herein provided.

      4. CURRENCY AND FUNDS OF PAYMENT. All Guarantors' Obligations will be paid in lawful currency of the United States of America and in immediately available funds, regardless of any law, regulation or decree now or hereafter in effect that might in any manner affect the Borrower's Liabilities, or the rights of any Secured Party with respect thereto as against the Borrower, or cause or permit to be invoked any alteration in the time, amount or manner of payment by the Borrower of any or all of the Borrower's Liabilities.

      5. EVENTS OF DEFAULT. Without limiting the provisions of Section 2 hereof, in the event that there shall occur and be continuing an Event of Default, then notwithstanding any collateral or other security or credit support for the Borrower's Liabilities, at the Administrative Agent's election and without notice thereof or demand therefor, the Guarantors' Obligations shall immediately be and become due and payable.

      6. SUBORDINATION. Until this Guaranty Agreement is terminated in accordance with Section 22 hereof, each Guarantor hereby unconditionally subordinates all present and future debts, liabilities or obligations now or hereafter owing to such Guarantor (i) of the Borrower, to the payment in full of the Borrower's Liabilities, (ii) of every other Guarantor (an "obligated guarantor"), to the payment in full of the Guarantors' Obligations of such obligated guarantor, and (iii) of each other Person now or hereafter constituting a Loan Party, to the payment in full of the obligations of such Loan Party owing to any Secured Party and arising under the Loan Documents. All amounts due under such subordinated debts, liabilities, or obligations shall, upon the occurrence and during the continuance of an Event of Default, be collected and, upon request by the Administrative Agent, paid over forthwith to the Administrative Agent for the benefit of the Secured Parties on account of the Borrower's Liabilities, the Guarantors' Obligations, or such other obligations, as applicable, and, after such request and pending such payment, shall be held by such Guarantor as agent and bailee of the Secured Parties separate and apart from all other funds, property and accounts of such Guarantor.

      7. SUITS. Each Guarantor from time to time shall pay to the Administrative Agent for the benefit of the Secured Parties, on demand, at the Administrative Agent's place of


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business set forth in the Credit Agreement or such other address as the
Administrative Agent shall give notice of to such Guarantor, the Guarantors' Obligations as they become or are declared due, and in the event such payment is not made forthwith, the Administrative Agent may proceed to suit against any one or more or all of the Guarantors. At the Administrative Agent's election, one or more and successive or concurrent suits may be brought hereon by the Administrative Agent against any one or more or all of the Guarantors, whether or not suit has been commenced against the Borrower, any other Guarantor, or any other Person and whether or not the Secured Parties have taken or failed to take any other action to collect all or any portion of the Borrower's Liabilities or have taken or failed to take any actions against any collateral securing payment or performance of all or any portion of the Borrower's Liabilities, and irrespective of any event, occurrence, or condition described in Section 3 hereof.

      8. SET-OFF AND WAIVER. Each Guarantor waives any right to assert against any Secured Party as a defense, counterclaim, set-off, recoupment or cross claim in respect of its Guarantor's Obligations, any defense (legal or equitable) or other claim which such Guarantor may now or at any time hereafter have against the Borrower or any or all of the Secured Parties without waiving any additional defenses, set-offs, counterclaims or other claims otherwise available to such Guarantor. Each Guarantor agrees that each Secured Party shall have a lien for all the Guarantor's Obligations upon all deposits or deposit accounts, of any kind, or any interest in any deposits or deposit accounts, now or hereafter pledged, mortgaged, transferred or assigned to such Secured Party or otherwise in the possession or control of such Secured Party for any purpose (other than solely for safekeeping) for the account or benefit of such Guarantor, including any balance of any deposit account or of any credit of such Guarantor with the Secured Party, whether now existing or hereafter established, and hereby authorizes each Secured Party from and after the occurrence of an Event of Default at any time or times with or without prior notice to apply such balances or any part thereof to such of the Guarantor's Obligations to the Secured Parties then due and in such amounts as provided for in the Credit Agreement or otherwise as they may elect. For the purposes of this Section 8, all remittances and property shall be deemed to be in the possession of a Secured Party as soon as the same may be put in transit to it by mail or carrier or by other bailee.

      9. WAIVER OF NOTICE; SUBROGATION.

            (a) Each Guarantor hereby waives to the extent permitted by law notice of the following events or occurrences: (i) acceptance of this Guaranty Agreement; (ii) the Lenders' heretofore, now or from time to time hereafter making Loans and issuing Letters of Credit and otherwise loaning monies or giving or extending credit to or for the benefit of the Borrower, whether pursuant to the Credit Agreement or the Notes or any other Loan Document or Related Agreement or any amendments, modifications, or supplements thereto, or replacements or extensions thereof; (iii) presentment, demand, default, non-payment, partial payment and protest; and (iv) any other event, condition, or occurrence described in Section 3 hereof. Each Guarantor agrees that each Secured Party may heretofore, now or at any time hereafter do any or all of the foregoing in such manner, upon such terms and at such times as each Secured Party, in its sole and absolute discretion, deems advisable, without in any way or respect impairing, affecting, reducing


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      or releasing such Guarantor from its Guarantor's Obligations, and each
      Guarantor hereby consents to each and all of the foregoing events or occurrences.

            (b) Each Guarantor hereby agrees that payment or performance by such Guarantor of its Guarantor's Obligations under this Guaranty Agreement may be enforced by the Administrative Agent on behalf of the Secured Parties upon demand by the Administrative Agent to such Guarantor without the Administrative Agent being required, such Guarantor expressly waiving to the extent permitted by law any right it may have to require the Administrative Agent, to (i) prosecute collection or seek to enforce or resort to any remedies against the Borrower or any other Guarantor or any other guarantor of the Borrower's Liabilities, or (ii) seek to enforce or resort to any remedies with respect to any security interests, Liens or encumbrances granted to the Administrative Agent or any Lender or other party to a Related Agreement by the Borrower, any other Guarantor or any other Person on account of the Borrower's Liabilities or any guaranty thereof, IT BEING EXPRESSLY UNDERSTOOD, ACKNOWLEDGED AND AGREED TO BY SUCH GUARANTOR THAT DEMAND UNDER THIS GUARANTY AGREEMENT MAY BE MADE BY THE ADMINISTRATIVE AGENT, AND THE PROVISIONS HEREOF ENFORCED BY THE ADMINISTRATIVE AGENT, EFFECTIVE AS OF THE FIRST DATE ANY EVENT OF DEFAULT OCCURS AND IS CONTINUING UNDER THE CREDIT AGREEMENT.

            (c) Each Guarantor further agrees with respect to this Guaranty Agreement that it shall have no right of subrogation, reimbursement, contribution or indemnity, nor any right of recourse to security for the Borrower's Liabilities unless and until 93 days immediately following the Facility Termination Date (as defined below) shall have elapsed without the filing or commencement, by or against any Loan Party, of any state or federal action, suit, petition or proceeding seeking any reorganization, liquidation or other relief or arrangement in respect of creditors of, or the appointment of a receiver, liquidator, trustee or conservator in respect to, such Loan Party or its assets. This waiver is expressly intended to prevent the existence of any claim in respect to such subrogation, reimbursement, contribution or indemnity by any Guarantor against the estate of any other Loan Party within the meaning of Section 101 of the Bankruptcy Code, in the event of a subsequent case involving any other Loan Party. If an amount shall be paid to any Guarantor on account of such rights at any time prior to termination of this Guaranty Agreement in accordance with the provisions of Section 22 hereof, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent, for the benefit of the Secured Parties, to be credited and applied upon the Guarantors' Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or otherwise as the Secured Parties may elect. The agreements in this subsection shall survive repayment of all of the Guarantors' Obligations, the termination or expiration of this Guaranty Agreement in any manner, including but not limited to termination in accordance with Section 22 hereof, and occurrence of the Facility Termination Date. For purposes of this Guaranty Agreement, "Facility Termination Date" means the date as of which all of the following shall have occurred: (a) the Borrower shall have permanently terminated the credit facilities under


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      the Loan Documents by final payment in full of all Outstanding Amounts, together with all accrued and unpaid interest and fees thereon, other than
      (i) the undrawn portion of Letters of Credit and (ii) all letter of credit fees relating thereto accruing after such date (which fees shall be payable solely for the account of the L/C Issuer and shall be computed (based on interest rates then in effect) on such undrawn amounts to the respective expiry dates of the Letters of Credit), in each case as have been fully Cash Collateralized or as to which other arrangements with respect thereto satisfactory to the Administrative Agent and the L/C Issuer shall have been made; (b) all Related Swap Contracts shall have been terminated, expired or Cash Collateralized; (c) all Commitments shall have terminated or expired; and (d) the Borrower and each other Loan Party shall have fully, finally and irrevocably paid and satisfied in full all of their respective obligations and liabilities arising under the Loan Documents, including with respect to the Borrower and its Obligations (except for future Obligations consisting of continuing indemnities and other contingent Obligations of the Borrower or any Loan Party that may be owing to any Agent-Related Person or any Lender pursuant to the Loan Documents and expressly survive termination of the Credit Agreement).

      10. EFFECTIVENESS; ENFORCEABILITY. This Guaranty Agreement shall be effective as of the date first above written and shall continue in full force and effect until termination in accordance with Section 22 hereof. Any claim or claims that the Secured Parties may at any time hereafter have against a Guarantor under this Guaranty Agreement may be asserted by the Administrative Agent on behalf of the Secured Parties by written notice directed to such Guarantor in accordance with Section 24 hereof.

      11. REPRESENTATIONS AND WARRANTIES. Each Guarantor warrants and represents to the Administrative Agent, for the benefit of the Secured Parties, that it is duly authorized to execute and deliver this Guaranty Agreement (or the Guaranty Joinder Agreement to which it is a party, as applicable), and to perform its obligations under this Guaranty Agreement, that this Guaranty Agreement (or the Guaranty Joinder Agreement to which it is a party, as applicable) has been duly executed and delivered on behalf of such Guarantor by its duly authorized representatives; that this Guaranty Agreement (and any Guaranty Joinder Agreement to which such Guarantor is a party) is legal, valid, binding and enforceable against such Guarantor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles; and that such Guarantor's execution, delivery and performance of this Guaranty Agreement (and any Guaranty Joinder Agreement to which such Guarantor is a party) do not violate or constitute a breach of any of its Organizational Documents, any agreement or instrument to which such Guarantor is a party, or any law, order, regulation, decree or award of any governmental authority or arbitral body to which it or its properties or operations is subject.

      12. EXPENSES. Each Guarantor agrees to be jointly and severally liable for the payment of all reasonable fees and expenses, including Attorney Costs, incurred by any Secured Party in connection with the enforcement of this Guaranty Agreement, whether or not suit be brought.


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      13. REINSTATEMENT. Each Guarantor agrees that this Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, at any time payment received by any Secured Party in respect of any Borrower's Liabilities is rescinded or must be restored for any reason, or is repaid by any Secured Party in whole or in part in good faith settlement of any pending or threatened avoidance claim.

      14. ATTORNEY-IN-FACT. To the extent permitted by law, each Guarantor hereby appoints the Administrative Agent, for the benefit of the Secured Parties, as such Guarantor's attorney-in-fact for the purposes of carrying out the provisions of this Guaranty Agreement and taking any action and executing any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable; provided, that the Administrative Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default.

      15. RELIANCE. Each Guarantor represents and warrants to the Administrative Agent, for the benefit of the Secured Parties, that: (a) such Guarantor has adequate means to obtain on a continuing basis (i) from the Borrower, information concerning the Borrower and the Borrower's financial condition and affairs and (ii) from other reliable sources, such other information as it deems material in deciding to provide this Guaranty Agreement and any Guaranty Joinder Agreement ("Other Information"), and has full and complete access to the Borrower's books and records and to such Other Information; (b) such Guarantor is not relying on any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, to provide any such information, now or in the future; (c) such Guarantor has been furnished with and reviewed the terms of the Credit Agreement and such other Loan Documents as it has requested, is executing this Guaranty Agreement (or the Guaranty Joinder Agreement to which it is a party, as applicable) freely and deliberately, and understands the obligations and financial risk undertaken by providing this Guaranty Agreement (and any Guaranty Joinder Agreement); (d) such Guarantor has relied solely on the Guarantor's own independent investigation, appraisal and analysis of the Borrower, the Borrower's financial condition and affairs, the "Other Information", and such other matters as it deems material in deciding to provide this Guaranty Agreement (and any Guaranty Joinder Agreement) and is fully aware of the same; and (e) such Guarantor has not depended or relied on any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, for any information whatsoever concerning the Borrower or the Borrower's financial condition and affairs or any other matters material to such Guarantor's decision to provide this Guaranty Agreement (and any Guaranty Joinder Agreement), or for any counseling, guidance, or special consideration or any promise therefor with respect to such decision. Each Guarantor agrees that no Secured Party has any duty or responsibility whatsoever, now or in the future, to provide to such Guarantor any information concerning the Borrower or the Borrower's financial condition and affairs, or any Other Information, other than as expressly provided herein, and that, if such Guarantor receives any such information from any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, such Guarantor will independently verify the information and will not rely on any Secured Party or its or their employees, directors, agents or other representatives or Affiliates, with respect to such information.


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      16. RULES OF INTERPRETATION. The rules of interpretation contained in
Sections 1.02 and 1.05 of the Credit Agreement shall be applicable to this Guaranty Agreement and each Guaranty Joinder Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any extension of credit referred to herein or guaranteed hereby.

      17. ENTIRE AGREEMENT. This Guaranty Agreement and each Guaranty Joinder Agreement, together with the Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements, understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Except as provided in
Section 22, neither this Guaranty Agreement nor any Guaranty Joinder Agreement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement.

      18. BINDING AGREEMENT; ASSIGNMENT. This Guaranty Agreement, each Guaranty Joinder Agreement and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure to the benefit of the parties hereto and thereto, and to their respective heirs, legal representatives, successors and assigns; provided, however, that no Guarantor shall be permitted to assign any of its rights, powers, duties or obligations under this Guaranty Agreement, any Guaranty Joinder Agreement or any other interest herein or therein without the prior written consent of the Administrative Agent. Without limiting the generality of the foregoing sentence of this Section 18, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including Article IX thereof (concerning the Administrative Agent) and Section 10.07 thereof concerning assignments and participations. All references herein to the Administrative Agent shall include any successor thereof. Notwithstanding the foregoing, nothing in this Section 18 is intended to preclude any merger between or among two or more Guarantors or between or among the Borrower and one or more Guarantors to the extent otherwise permitted under the Credit Agreement.

      19. RELATED SWAP CONTRACTS. All obligations of the Borrower under Related Swap Contracts to which any Lender or its Affiliates are a party shall be deemed to be Borrower's Liabilities, and each Lender or Affiliate of a Lender party to any such Related Swap Contract shall be deemed to be a Secured Party hereunder with respect to such Borrower's Liabilities; provided, however, that such obligations shall cease to be Borrower's Liabilities at such time as such Person (or Affiliate of such Person) shall cease to be a "Lender" under the Credit Agreement.

      No Person who obtains the benefit of this Guaranty Agreement by virtue of the provisions of this Section shall have any right to notice of any action or to consent to, direct or


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object to any action hereunder or under any other Loan Document or otherwise in respect of the Guarantors' Obligations (including the release or modification of any Guarantors' Obligations or security therefor) other than in its capacity as a Lender and only to the extent expressly provided in the Loan Documents.

      20. SEVERABILITY. The provisions of this Guaranty Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Guaranty Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

      21. COUNTERPARTS. This Guaranty Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, all of which together shall constitute one and the same instrument, and it shall not be necessary in making proof of this Guaranty Agreement to produce or account for more than one such counterpart executed by the Guarantor against whom enforcement is sought. Without limiting the foregoing provisions of this Section 21, the provisions of Section 10.02(b) of the Credit Agreement shall be applicable to this Guaranty Agreement.

      22. TERMINATION.

      (a) Subject to reinstatement pursuant to Section 13 hereof, this Guaranty Agreement and each Guaranty Joinder Agreement, and all of the Guarantors' Obligations hereunder (excluding those obligations and liabilities that expressly survive such termination) shall terminate on the Facility Termination Date.

      (b) In the event that all of the Subsidiary Securities issued by any Guarantor are Disposed of by the Borrower and/or any Guarantor, and such Disposition is expressly permitted by the Credit Agreement, then all obligations of such disposed Guarantor hereunder (excluding those obligations and liabilities that expressly survive such termination) shall terminate without delivery of any instrument or performance of any act by any party, and the Administrative Agent shall, at the request and sole expense of the Guarantors, promptly deliver such termination statements and take such further actions as may reasonably be requested to terminate of record, or otherwise to give appropriate notice of the termination of, any Lien conferred hereunder with respect to such disposed Guarantor.

      23. REMEDIES CUMULATIVE; LATE PAYMENTS. All remedies hereunder are cumulative and are not exclusive of any other rights and remedies of the Administrative Agent or any other Secured Party provided by law or under the Credit Agreement, the other Loan Documents or other applicable agreements or instruments. The making of the Loans and other Credit Extensions pursuant to the Credit Agreement shall be conclusively presumed to have been made or extended, respectively, in reliance upon each Guarantor's guaranty of the Borrower's Liabilities pursuant to the terms hereof. Any amounts not paid when due under this Guaranty Agreement shall bear interest at the Default Rate.

      24. NOTICES. Any notice required or permitted hereunder or under any Guaranty Joinder Agreement shall be given, (a) with respect to each Guarantor, at the address for such Guarantor set forth below its signature on this Guaranty Agreement or the Guaranty Joinder Agreement of such Guarantor, as applicable and
(b) with respect to the Administrative Agent or any other Secured Party, at the Administrative Agent's address indicated in Schedule 10.02 of the Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 10.02 of the Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.

      25. JOINDER. Each Person who shall at any time execute and deliver to the Administrative Agent a Guaranty Joinder Agreement substantially in the form attached as Exhibit A hereto shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Guarantor, and all references herein and in the other Loan Documents to the Guarantors or to the parties to this Guaranty Agreement shall be deemed to include such Person as a Guarantor hereunder.

      26. GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL.

            (a) THIS GUARANTY AGREEMENT AND EACH GUARANTY JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

            (b) EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT OR ANY GUARANTY JOINDER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS GUARANTY AGREEMENT OR A GUARANTY JOINDER AGREEMENT, SUCH GUARANTOR EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN, OR TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY, ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

            (c) EACH GUARANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS FOR NOTICES TO SUCH

      GUARANTOR IN EFFECT PURSUANT TO SECTION 24 HEREOF, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

            (d) NOTHING CONTAINED IN SUBSECTIONS (B) OR (C) HEREOF SHALL PRECLUDE THE ADMINISTRATIVE AGENT FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT OR ANY GUARANTY JOINDER AGREEMENT OR ANY OTHER LOAN DOCUMENT IN THE COURTS OF ANY JURISDICTION WHERE ANY GUARANTOR OR ANY OF SUCH GUARANTOR'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, OBJECTION TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY ANY SUCH OTHER COURT OR COURTS WHICH NOW OR HEREAFTER MAY BE AVAILABLE UNDER APPLICABLE LAW.

            (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS GUARANTY AGREEMENT OR ANY GUARANTY JOINDER AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH, EACH GUARANTOR AND THE ADMINISTRATIVE AGENT ON BEHALF OF THE SECURED PARTIES HEREBY AGREE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT ANY SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION, SUIT OR PROCEEDING.

            (f) EACH GUARANTOR HEREBY EXPRESSLY WAIVES ANY OBJECTION IT MAY HAVE THAT ANY COURT TO WHOSE JURISDICTION IT HAS SUBMITTED PURSUANT TO THE TERMS HEREOF IS AN INCONVENIENT FORUM.

                            [SIGNATURE PAGES FOLLOW.]

      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Guaranty Agreement as of the day and year first written above.

                              GUARANTORS:

                              BUCKEYE CABLEVISION, INC.


                              By:   /s/ Allan J. Block
                                    ------------------------------------
                              Name:     Allan J. Block
                                    ------------------------------------
                              Title:    Chairman
                                    ------------------------------------


                              ERIE COUNTY CABLEVISION, INC.


                              By:   /s/ Allan J. Block
                                    ------------------------------------
                              Name:     Allan J. Block
                                    ------------------------------------
                              Title:    Chairman
                                    ------------------------------------


                              BUCKEYE TELESYSTEMS, INC.


                              By:   /s/ Allan J. Block
                                    ------------------------------------
                              Name:     Allan J. Block
                                    ------------------------------------
                              Title:    Chairman
                                    ------------------------------------


                              CORPORATE PROTECTION SERVICES, INC.


                              By:   /s/ Allan J. Block
                                    ------------------------------------
                              Name:     Allan J. Block
                                    ------------------------------------
                              Title:    Chairman
                                    ------------------------------------


                              COMMUNITY COMMUNICATION SERVICES, INC.


                              By:   /s/ Allan J. Block
                                    ------------------------------------
                              Name:     Allan J. Block
                                    ------------------------------------
                              Title:    Vice President
                                    ------------------------------------


                               Guaranty Agreement
                                Signature Page 1

                              PG PUBLISHING COMPANY


                              By:   /s/ Allan J. Block
                                    ------------------------------------
                              Name:     Allan J. Block
                                    ------------------------------------
                              Title:    Vice President
                                    ------------------------------------


                              MONROE CABLEVISION, INC.


                              By:   /s/ Allan J. Block
                                    ------------------------------------
                              Name:     Allan J. Block
                                    ------------------------------------
                              Title:    Chairman
                                    ------------------------------------


                              LIMA COMMUNICATIONS CORPORATION


                              By:   /s/ Allan J. Block
                                    ------------------------------------
                              Name:     Allan J. Block
                                    ------------------------------------
                              Title:    Chairman
                                    ------------------------------------


                              WLFI-TV, INC.


                              By:   /s/ Allan J. Block
                                    ------------------------------------
                              Name:     Allan J. Block
                                    ------------------------------------
                              Title:    President
                                    ------------------------------------


                              INDEPENDENCE TELEVISION COMPANY


                              By:   /s/ Allan J. Block
                                    ------------------------------------
                              Name:     Allan J. Block
                                    ------------------------------------
                              Title:    Chairman
                                    ------------------------------------


                               Guaranty Agreement
                                Signature Page 2

                              TOLEDO AREA TELECOMMUNICATIONS SERVICES, INC.


                              By:   /s/ Allan J. Block
                                    ------------------------------------
                              Name:     Allan J. Block
                                    ------------------------------------
                              Title:    Vice President
                                    ------------------------------------


                              METRO FIBER & CABLE CONSTRUCTION COMPANY


                              By:   /s/ Allan J. Block
                                    ------------------------------------
                              Name:     Allan J. Block
                                    ------------------------------------
                              Title:    Vice President
                                    ------------------------------------


                              IDAHO INDEPENDENT TELEVISION, INC.


                              By:   /s/ Allan J. Block
                                    ------------------------------------
                              Name:     Allan J. Block
                                    ------------------------------------
                              Title:    Chairman
                                    ------------------------------------


                              CARS HOLDING, INC.


                              By:   /s/ Allan J. Block
                                    ------------------------------------
                              Name:     Allan J. Block
                                    ------------------------------------
                              Title:    President
                                    ------------------------------------


                              ACCESS TOLEDO, LTD.
                              By:   BLOCK COMMUNICATIONS, INC.

                              By:   /s/ Allan J. Block
                                    ------------------------------------
                              Name:     Allan J. Block
                                    ------------------------------------
                              Title:    Vice President
                                    ------------------------------------


                               Guaranty Agreement
                                Signature Page 3

                              ADMINISTRATIVE AGENT:

                              BANK OF AMERICA, N.A.


                              By:   /s/ Derrick C. Bell
                                    ------------------------------------
                              Name:     Derrick C. Bell
                                    ------------------------------------
                              Title:    Principal
                                    ------------------------------------


                               Guaranty Agreement
                                Signature Page 4

                                    EXHIBIT A

                       FORM OF GUARANTY JOINDER AGREEMENT


                           GUARANTY JOINDER AGREEMENT

      THIS GUARANTY JOINDER AGREEMENT (the "Guaranty Joinder Agreement"), dated as of _____________, 20__ is made by and between _______________________________, a ________________ (the "Joining Guarantor"),
and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (the "Administrative Agent") under that certain Credit Agreement (as from time to time amended, revised, modified, supplemented, amended and restated or replaced, renewed, refunded or refinanced, the "Credit Agreement") dated as of May 15, 2002, by and among Block Communications, Inc., an Ohio corporation (the "Borrower"), the Administrative Agent and the Lenders (as defined in the Credit Agreement) from time to time party thereto. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

      WHEREAS, the Joining Guarantor is a Domestic Subsidiary and required by the terms of the Credit Agreement to become a "Guarantor" under the Credit Agreement and be joined as a party to that certain Guaranty Agreement dated as of May 15, 2002 by and among the Administrative Agent and certain Subsidiaries of the Borrower (as from time to time amended, revised, modified, supplemented, amended and restated or replaced, renewed, refunded or refinanced, the "Guaranty Agreement"); and

      WHEREAS, the Joining Guarantor will materially benefit directly and indirectly from the credit facilities made available and to be made available to the Borrower by the Lenders under the Credit Agreement;

      NOW, THEREFORE, the Joining Guarantor hereby agrees as follows with the Administrative Agent, for the benefit of the Secured Parties (as defined in the Guaranty Agreement and including any Lender or Affiliate of any Lender party to a Related Swap Contract):

      1. JOINDER. The Joining Guarantor hereby irrevocably, absolutely and unconditionally becomes a party to the Guaranty Agreement as a Guarantor and is bound by all the terms, conditions, obligations, liabilities and undertakings of each Guarantor or to which each Guarantor is subject thereunder, including without limitation the joint and several, unconditional, absolute, continuing and irrevocable guarantee to the Administrative Agent for the benefit of the Secured Parties of the payment and performance in full of the Borrower's Liabilities (as defined in the Guaranty Agreement) whether now existing or hereafter arising, and all references to "Guarantors' Obligations" and "Guarantor's Obligations" as used in the Guaranty Agreement shall fully and completely include such guarantee, obligations, liabilities and undertakings of the Joining Guarantor hereunder, all with the same force and effect as if the Joining Guarantor were a signatory to the Guaranty Agreement.

      2. AFFIRMATIONS. The Joining Guarantor hereby acknowledges and reaffirms as of the date hereof with respect to itself, its properties and its affairs each of the waivers, representations, warranties, acknowledgements and certifications applicable to any Guarantor contained in the Guaranty Agreement.

      3. SEVERABILITY. The provisions of this Guaranty Joinder Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Guaranty Joinder Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

      4. COUNTERPARTS. This Guaranty Joinder Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Guaranty Joinder Agreement to produce or account for more than one such counterpart executed by the Joining Guarantor. Without limiting the foregoing provisions of this Section 4, the provisions of Section 10.02(b) of the Credit Agreement shall be applicable to this Guaranty Joinder Agreement.

      5. DELIVERY. The Joining Guarantor hereby irrevocably waives notice of acceptance of this Guaranty Joinder Agreement and acknowledges that the Borrower's Liabilities are and shall be deemed to be incurred, and credit extensions under the Loan Documents made and maintained, in reliance on this Guaranty Joinder Agreement and the Guarantor's joinder as a party to the Guaranty Agreement as herein provided.

      6. GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. The provisions of Section 26 of the Guaranty Agreement are hereby incorporated by reference as if fully set forth herein.

      IN WITNESS WHEREOF, the Joining Guarantor has duly executed and delivered this Guaranty Joinder Agreement as of the day and year first written above.

                              JOINING GUARANTOR:

                              ------------------------------------------


                              By:
                                    ------------------------------------
                              Name:
                                    ------------------------------------
                              Title:
                                    ------------------------------------

                              [Address for Notices:

                              ------------------------------------------

                              ------------------------------------------

                              ------------------------------------------
                              Telefacsimile: (---) --- - ----]
                              [Complete if Borrower's address is not to be used pursuant to Section 24 of the Guaranty]


                                      A-2